SECURITIES & EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 18, 2000

SED INTERNATIONAL HOLDINGS, INC.

(Exact name of Registrant as specified in charter)

Georgia 0-16345 22-2715444

(State of other jurisdiction (Commission (I.R.S. Employer

of incorporation) File Number) Identification No.)

4916 North Royal Atlanta Drive

Tucker, Georgia 30085

(Address of principal executive offices including Zip Code)

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Registrant's telephone number, including area code: (770-491-8962)

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NOT APPLICABLE

(Former name, former address and former fiscal year

if changed since last report)

Item 4. Changes in Registrant's Certifying Accountants.

(b) The Registrant engaged Ernst & Young, LP ("E&Y") as its new independent accountant as of October 18, 2000. During the two most recent fiscal years and through October 18, 2000, the Registrant has not consulted with E&Y regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements.

Item 7. Financial Statements, Pro Forma Statement and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits - None

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SED International Holdings, Inc.

By: /s/ LARRY G. AYERS Date: October 18, 2000

Larry G. Ayers, Vice President-Finance, Chief

Financial Officer, Secretary and Director